                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 19, 2002
                                                  -------------


                          BECTON, DICKINSON AND COMPANY
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             (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
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         (Former name or former addresses if changed since last report.)













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ITEM 5. OTHER EVENTS

In the product liability action entitled Grant v. Becton Dickinson & Co., et al. (Case No. 98CVB07-05616, in the Court of Common Pleas, Franklin County, Ohio), the Court filed a decision on July 17, 2002 under Ohio procedural law granting plaintiff's motion for class certification "subject to any necessary alteration, modification, or amendment pursuant to Ohio Civ. R. 23." Under the Court's decision, the certified class relates to persons located in the State of Ohio who sustained accidental needlesticks with certain products but did not contract any disease.

The Company vigorously denies that the claims in the case have any merit and will continue to oppose class action certification by promptly filing an appeal of the Court's decision with the Ohio Court of Appeals for the 10th Appellate Judicial District. Class certification of similar claims has been denied in two other states (Texas and Illinois). Three other states (California, New Jersey and Pennsylvania) have dismissed similar claims for having no merit.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Kathleen M. Gibson
                                               ----------------------------
                                                   Kathleen M. Gibson
                                                   Assistant Secretary


Date: July 19, 2002



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